Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock of
Peerless Systems Corporation
Pursuant to its Offer To Purchase
Dated October 1, 2010
CUSIP No. 705536100

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 4, 2010, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the tender offer is:
WELLS FARGO SHAREOWNER SERVICES

By Mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	By Hand or Overnight Courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, Minnesota 55075

Delivery of this Letter of Transmittal and all other documents to an address other than as set forth above will not constitute a valid delivery to the Depositary. THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON NOVEMBER 4, 2010.  DELIVERIES TO PEERLESS, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.

The tender offer is not being made to (nor will tender of shares be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the tender offer would not be in compliance with the laws of such jurisdiction.

Please be sure to read this Letter of Transmittal and the accompanying Instructions carefully before you complete this Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))	CERTIFICATES TENDERED (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
	CERTIFICATE NUMBER(S)(1)(3)	TOTAL NUMBER OF SHARES REPRESENTED BY CERTIFICATE(S)(1)	NUMBER OF SHARES TENDERED(2)

TOTAL SHARES TENDERED

(1)	If shares are held in book-entry form you must indicate the number of shares you are tendering
(2)
If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender.  Otherwise, all shares represented by such certificate will be deemed to have been tendered.  See Instruction 4.

(3)
Indicate in the box below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary).  If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.  See Instruction 5.

ORDER OF SHARES TENDERED
1st:	2nd:	3rd:	4th:	5th:

☐	Lost Certificates. My certificate(s) for _____ shares have been lost, stolen, destroyed or mutilated, and I and require assistance in replacing the shares (See Instruction 9).

List above the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers tendered on a separately executed and signed list and attach the list to this Letter of Transmittal. The names and addresses of the holders should be printed exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

The Depositary will issue all shares not being tendered and all shares not accepted by Peerless for payment in direct registration (book-entry form) and mail a direct registration statement to the holder, unless the shares were previously legended or you request a certificate by checking here:  ___

This Letter of Transmittal is to be used only if certificates for shares are to be forwarded herewith or if shares are held in book-entry form on the records of the Depositary.

This Letter of Transmittal is to be completed by stockholders either if certificates for shares are to be forwarded herewith or, unless an “agent’s message” (as defined in the Offer to Purchase) is utilized, if delivery of shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase.

Stockholders who desire to tender shares pursuant to the tender offer and whose certificates for shares are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary (as defined herein) before the expiration date (as defined in the Offer to Purchase), or whose shares cannot be delivered before the expiration date under the procedure for book-entry transfer, may tender their shares by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

PLEASE READ THE INSTRUCTIONS SET FORTH
IN THIS LETTER OF ELECTION AND TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Peerless Systems Corporation (“Peerless”), a Delaware corporation, pursuant to an Offer to Purchase, dated October 1, 2010 (the "Offer to Purchase"), the above-described shares of common stock, par value $.0001 per share (the "Shares"), of Peerless pursuant to the offer to tender all outstanding Shares, for $3.25 in cash per Share,  less any applicable withholding taxes and without interest the (“Purchase Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").  Receipt of the Offer is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Peerless all right, title and interest in and to all of the Shares that are being tendered hereby and irrevocably constitutes and appoints Wells Fargo, N.A. (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Peerless.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and covenants that, when the same are accepted for payment by Peerless, Peerless will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Peerless to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.  Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to the procedures described in Section 3 of  the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Peerless upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).  Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.  The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Peerless may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated below under "Special Payment Instructions," please issue the check for the Purchase Price of all of the Shares accepted for purchase by Peerless in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered."  Similarly, unless otherwise indicated below under "Special Delivery Instructions," please mail the check for the Purchase Price of all of the Shares accepted (and any accompanying documents, as appropriate)  to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered."  In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the Purchase Price of all Shares accepted (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check (and any accompanying documents, as appropriate) to the person(s) so indicated.  The undersigned understands that the Depositary will issue all shares not being tendered and all shares not accepted by Peerless for payment in direct registration (book-entry form) and mail a direct registration statement to the holder, unless the Shares were previously legended or the undersigned requests a certificate where indicated above. The undersigned recognizes that Peerless has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Peerless does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 6, 7 AND 8 BELOW)

To be completed ONLY if the check for the Purchase Price and the Shares not tendered or accepted for purchase are to be issued in the name of someone other than the undersigned.

Name:
(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 6, 7 AND 8 BELOW)

To be completed ONLY if the check for the Purchase Price is to be mailed or sent to someone other than the undersigned or to the undersigned at an address other than that designated above.

Name:
(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

IMPORTANT

STOCKHOLDERS MUST SIGN HERE
AND
COMPLETE SUBSTITUTE FORM W-9,
FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, administrator, guardian, attorney-in-fact, agent, officer of a corporation, or other person acting in a fiduciary or representative capacity, please state full title and see Instruction 6.)

X

X
SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:

Name(s):

(PLEASE PRINT)

Capacity (full title):

Address:
(INCLUDING ZIP CODE)

APPLY MEDALLION GUARANTEE STAMP BELOW
(See Instructions 1 and 6)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

1.           Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loans associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program.  Signatures on this Letter of Transmittal need not be guaranteed if: (1) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the book-entry transfer facility, whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) have not completed the portions above entitled “Special Payment Instructions” or “Special Delivery Instructions” in this Letter of Transmittal, or (2) the Shares tendered herewith are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing is referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed.  Also, see Instruction 8.

2.           Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to properly tender the Shares pursuant to the tender offer, (1) the Share certificates (or confirmation of receipt of such Shares under the procedure for book-entry transfer set forth in Section 3 of the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), including any required signature guarantees, or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received prior to the expiration date by the Depositary at one of its addresses set forth in this Letter of Transmittal and the Offer to Purchase, or (2) the tendering stockholder must comply with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the expiration date, or whose Shares cannot be delivered before the expiration date under the procedure for book-entry transfer, may tender their Shares by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, (a) the tender must be made by or through an Eligible Institution, (b) the Depositary must receive, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form Peerless has provided, including (where required) a signature guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery and (c) the Share certificates, in proper form for transfer, or confirmation of book-entry transfer of the Shares into the Depositary’s account at the book-entry transfer facility, together with a properly completed and duly executed Letter of Transmittal, and including any required signature guarantees, or an agent’s message, in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the Shares that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Peerless may enforce such agreement against such participant.

The method of delivery of all documents, including certificates for Shares, is at the option and risk of the tendering stockholder.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

No alternative, conditional or contingent tenders will be accepted. No fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Shares.

3.           Inadequate Space. If the space provided in the box entitled “Description of Shares Tendered” above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed page and attached to this Letter of Transmittal.

4.           Partial Tenders. If fewer than all of the Shares represented by any certificate submitted to the Depositary are to be tendered, state the number of Shares to be tendered in the box entitled “Description of Shares Tendered” in the column entitled “Number of Shares Tendered”. In such case, if any tendered Shares are accepted for purchase, the remainder of the Shares that were evidenced by the old certificate(s) will be issued in the name of the registered holder(s) in direct registration (book-entry) form, unless otherwise provided in the appropriate box on the Letter of Transmittal, promptly after the expiration date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.           Proration.   As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Shares purchased. Upon the terms and subject to the conditions of the tender offer, if more than 13,846,153 Shares (or such greater number of Shares as Peerless may elect to purchase, subject to applicable law) have been properly tendered and not properly withdrawn prior to the expiration date, Peerless will purchase Shares properly tendered and not properly withdrawn prior to the expiration date, on a pro rata basis, with appropriate adjustments to avoid purchases of fractional shares, until Peerless has purchased 13,846,153 Shares (or such greater number of Shares as Peerless may elect to purchase, subject to applicable law). See Sections 1 and 12 of the Offer to Purchase.  Indicate in the box entitled “ORDER OF SHARES TENDERED” by certificate number the order in which Shares are to be purchased in the event of proration.  If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary

6.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)          If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)         If the Shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c)         If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each name under which Shares are registered.

(d)         When this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement (s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof.  Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)         If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Peerless of such person’s authority so to act.

7.           Stock Transfer Taxes.  Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal.  Peerless will pay any stock transfer taxes payable on the transfer to it of Shares purchased in the tender offer. If, however, either:

(a)          payment of the  for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b)          Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c)          certificate(s) representing tendered Shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such  the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

8.           Special Payment and Delivery Instructions.  If a check for the Purchase Price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be registered in the name of, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.  The Depositary will issue all Shares not being tendered and all Shares not accepted by Peerless for payment in direct registration (book-entry form) and mail a direct registration statement to the holder, unless the Shares were previously legended or the holder specifically requests a certificate above.

9.           Lost, Destroyed or Stolen Certificates.  If any certificate(s) for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should contact the Depositary at (877)  262-8260 for instructions as to obtaining the necessary documents. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required documents to the Depositary. This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, stolen, destroyed or mutilated certificates have been followed.

10.         Questions and Requests for Assistance and Additional Copies.  Questions and requests for assistance should be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, and other related materials may be obtained from, the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal.  You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

11.         Substitute Form W-9.  A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax or, alternatively, to establish another basis for exemption from backup withholding.  If a tendering stockholder is subject to backup withholding, the stockholder must cross out Item 2 of Part II of the Certification Box of the Substitute Form W-9.  Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to federal income tax backup withholding at the applicable federal withholding rate of any payments made to the stockholder or other payee, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding.  Noncorporate foreign stockholders should submit an appropriate and properly completed IRS Form W-8BEN, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

12.         Requests for Assistance or Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, IRS Form W-8 and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at the addresses and phone numbers set forth on this Letter of Transmittal.

13.         Waiver of Conditions; Irregularities.  All questions as to the number of Shares to be accepted, the price to be paid for Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Shares will be determined by Peerless, in its sole discretion, and such determination will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. Peerless reserves the absolute right to reject any or all tenders of any Shares that it determines are not in proper form or the acceptance for payment of or payment for which Peerless determines may be unlawful. Peerless reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. Peerless also reserves the absolute right, subject to applicable law, to waive any of the conditions of the tender offer or any defect or irregularity in any tender or withdrawal with respect to any particular Shares or any particular stockholder, whether or not Peerless waives similar defects or irregularities in the case of any other stockholder, and Peerless’ interpretation of the terms of the tender offer (including these instructions) will be final and binding on all parties, subject to a court of law having jurisdiction regarding such matters. In the event a condition to the tender offer is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender or withdrawal of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by Peerless. Peerless will not be liable for failure to waive any condition of the tender offer, or any defect or irregularity in any tender or withdrawal of Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time Peerless determines. None of Peerless, the Depositary, the Information Agent or any other person will be obligated to give notice of any defects or irregularities in any tender, nor will any of them incur any liability for failure to give this notice.  Peerless reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

14.         Revocation of Tender.   Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration date, unless previously accepted by Peerless pursuant to the tender offer, also may be withdrawn at any time after December 2, 2010.  After an effective withdrawal (if the tender offer has not expired or terminated), you may change your election by submitting to the Depositary a completed replacement of this document and any other documents required by the tender offer for properly tendering Shares prior to the expiration date.

Important:  This Letter of Transmittal together with any required signature guarantees, and any other required documents, must be received by the Depositary prior to the Expiration Date.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the federal income tax law, unless an exemption applies, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 included herewith.  If such stockholder is an individual, the TIN is such stockholder's Social Security Number.  If a tendering stockholder is subject to backup withholding, such stockholder must cross out Item 2 on the Substitute Form W-9.  If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS.  In addition, payments that are made to such stockholder may be subject to backup withholding tax at the required rate (the “Withholding Rate”), which is currently 28%.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate and properly completed IRS Form W-8BEN, attesting to that individual's exempt status.  Such a Form W-8BEN may be obtained from the Depositary.  Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 included herewith and sign, date and return the Substitute Form W-9 to the Depositary.  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Depositary is required to withhold a percentage of any reportable payments made to the stockholder at the Withholding Rate.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares tendered pursuant to the tender offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN (or, where applicable, the TIN of another payee) by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

What Number to Give the Depositary

The stockholder is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Shares.  If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.  If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should  complete the “Certificate of Awaiting Taxpayer Identification Number” under Part II and sign, date and return the Substitute Form W-9.  In this case, the Depositary will withhold from the reportable payments made to the stockholder at the Withholding Rate, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

The Letter of Transmittal, Certificates for Shares and any other required documents should be sent or delivered by each stockholder of Peerless or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth in this Letter of Transmittal.

PAYOR’S NAME:
WELLS FARGO SHAREOWNER SERVICES

Substitute Form	W-9	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Department of the Treasury Internal Revenue Service)
Name (as shown on your income tax return)

Business name, if different from above.

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ____________________	☐	Exempt from backup withholding
☐ Limited Liability Company. Enter the tax classification (D=Disregarded entity, C=Corporation, P=Partnership) __________
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box.  For individuals, this is your social security number (SSN).  For other entities, it is your employer identification number (EIN).  Note:  If the account is in more than one name, see the chart on the following page for guidelines on whose number to enter.

If you have applied for a TIN, write “Applied For” in this section and see the certification section below..

or

Part II	Certification
Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (as defined in the instructions).
Certification instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  For real estate transactions, item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.
Sign Here	Signature of U.S. person ►	Date ►

NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 WILL SUBJECT THE RECIPIENT TO THE APPLICABLE FEDERAL INCOME TAX WITHHOLDING FROM ANY CASH PAYMENT MADE TO THEM PURSUANT TO THE TENDER OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, all payments to be made to me thereafter will subject to backup withholding at the Withholding Rate until I provide a number.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

	For this type of account:	Give the name and SOCIAL SECURITY NUMBER of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)
5.	Sole proprietorship or single-owner LLC	The owner (3)
	For this type of account:	Give the name and EMPLOYER IDENTIFICATION NUMBER of:
6.	Sole proprietorship or single-owner LLC	The owner (3)
7.	A valid trust, estate, or pension trust	The legal entity (4)
8.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)	Circle the minor's name and furnish the minor's social security number.

(3)
Owner must show his individual name or business name, as the case may be, but may also enter his business or "DBA" name. Owner may use either owner's social security number or owner's employer identification number.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Resident alien individuals:

If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

Name:

If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

Obtaining a Number:

If you do not have a taxpayer identification number, obtain IRS Form SS-5, Application for a Social Security Card (for individuals), or IRS Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the IRS and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, from the IRS.

Payees and Payments Exempt from Backup Withholding:

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, payees listed in (1) through (5) are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all “section” references are to sections of the Internal Revenue Code of 1986, as amended (the “Code”).

(1)	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments of mortgage or student loan interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYOR; FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER; INDICATE THAT YOU ARE EXEMPT ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.  IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR THE APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (OR SUCCESSOR FORM).

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding.  For details, see Sections 6041, 604IA, 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code and the Treasury regulations promulgated thereunder.

Privacy Act Notice - Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold tax from payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The current rate of such withholding tax is 28%. Certain penalties may also apply.

Penalties

(1)           Penalty for failure to furnish taxpayer identification number - If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)           Civil Penalty for false information with respect to withholding - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)           Criminal Penalty for falsifying information - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF PEERLESS OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE COVER PAGE OF THIS LETTER OF TRANSMITTAL.

Questions and requests for assistance may be directed to the Information Agent at the telephone numbers and address listed below and requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed below, and will be furnished promptly at Peerless' expense.  You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.

The Information Agent for the Tender Offer is:

D. F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers, Call Collect (212) 269-5550

All Others, Call Toll Free (800) 769-4414